                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported) July 18, 2002

                                 RBX Corporation
                                 ---------------
             (Exact name of registrant as specified in its charter)

         Delaware                        O-49910                94-3231901
         --------                        -------                ----------
(State or other jurisdiction           (Commission            (IRS Employer
    of incorporation)                  File Number)         Identification No.)



5221 ValleyPointe Drive, Roanoke, Virginia                    24019
------------------------------------------                    -----
 Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code 540-56l-6000
                                                   ------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

On July 12, 2002, the Board of Directors of RBX Corporation, based on the recommendation of its Audit Committee, dismissed its independent public accountants, Deloitte and Touche LLP ("Deloitte"), and selected KPMG LLP ("KPMG") as its new independent public accountants for 2002.

During RBX's two most recent fiscal years ended December 31, 2001 and 2000 and the subsequent interim period through July 12, 2002, there were no disagreements between RBX and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte's satisfaction, would have caused Deloitte to make reference to the matter of the disagreement in connection with their reports. Deloitte's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Deloitte's report for years ended December 31, 2001 and 2000 included explanatory paragraphs referring to the reorganization proceedings under Chapter 11 of the Federal Bankruptcy Code and the restatement of the consolidated statements of operations of RBX Group, Inc. for the years ended December 31, 1999 and 2000 and for the eight months ended August 27, 2001.

RBX provided Deloitte with a copy of this disclosure. Attached as Exhibit 16.1 is a copy of Deloitte's letter to the Securities and Exchange Commission, dated July l8, 2002, stating their agreement with the statements in this disclosure.

None of the reportable events described under Item 304(a)(l)(v) of Regulation S-K occurred within the two most recent fiscal years ended December 31, 2001 and 2000 and the subsequent interim period through July 12, 2002.

During the two most recent fiscal years ended December 31, 2001 and the subsequent interim period through July 12, 2002, the Company did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

        None

(c) Exhibits.

Exhibit
Number   Description
-------  -----------
16.1 Letter of Deloitte and Touche LLP dated July l8, 2002 regarding change in certifying accountant

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               RBX Corporation

                                               ---------------------------------
                                                         (Registrant)


Date July 18, 2002                             /s/ Thomas W. Tomlinson
------------------                             -----------------------
                                               Thomas W. Tomlinson
                                               Vice President - Finance

                                 EXHIBIT INDEX

Exhibit
Number     Description
-------    -----------
16.1 Letter of Deloitte and Touche LLP dated July 18, 2002 regarding change in certifying accountant